Capital Management	12 Months Ended
Mar. 31, 2024
Disclosure of objectives, policies and processes for managing capital [abstract]
Capital Management [Text Block]

18. Capital Management

The Company's capital management objective is to obtain sufficient capital to develop new business opportunities for the benefit of its shareholders. To meet these objectives, management monitors the Company's ongoing capital requirements on specific business opportunities on a case-by-case basis. The capital structure of the Company consists of cash, a line of credit, a term loan facility, loans from related parties and equity attributable to common shareholders, consisting of issued share capital and deficit.

As at March 31, 2024, the Company had a cash balance of $1,150,891 working capital, defined as current assets minus current liabilities, of $15,561,765 accumulated deficit of ($79,020,920) and shareholders' equity of $11,566,819. Subsequent to the end of the reporting period, on May 9, 2024 the Company completed an underwritten offering of 1,500,000 common shares and warrants to purchase 1,575,000 common shares for gross proceeds of $2,325,750 before deducting underwriting discounts and offering expenses. The warrants have an exercise price of $1.82 per share and expire three years from the date of issuance (Note 26). Subject to market conditions and other factors, the Company may raise additional capital in the future to fund and grow its business for the benefit of shareholders. There has been no change to the Company's approach to financial management during the year ended March 31, 2024.